                                                                 Exhibit 32.1



   Written Statement of the President and Chief Executive Officer Pursuant to
                     18 U.S.C ss.1350 as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-K of the Bureau of National Affairs, Inc. (the "Company"), for the year ending December 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned, as President and Chief Executive Officer of the Company, does hereby certify that to the undersigned's knowledge and solely for the purposes of complying with 18 U.S.C. ss. 1350, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and that

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 11, 2004                s/Paul N. Wojcik
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       Date                   Paul N. Wojcik
                              President and Chief Executive Officer

                                                                 Exhibit 32.2



                Written Statement of the Chief Financial Officer
               Pursuant to 18 U.S.C ss.1350 as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-K of the Bureau of National Affairs, Inc. (the "Company"), for the year ending December 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned, as Chief Financial Officer of the Company, does hereby certify that to the undersigned's knowledge and solely for the purposes of complying with 18 U.S.C. ss. 1350, that:


1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and that

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 11, 2004                s/George J. Korphage
-------------------           ------------------------------------
        Date                  George J. Korphage
                              Vice President and Chief Financial Officer